EXHIBIT 26(e)

                      FORM OF APPLICATION FOR ESTATE EDGE

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[logo] PHOENIX  PO Box 8027                                                         Multi Life Application for Life Insurance Part 1
                Boston MA 02266-8027
Company is defined as indicated below:

[ ]  Phoenix Life Insurance Company            [ ]  PHL Variable Insurance Company            [ ]  _________________________________
[ ]  Phoenix Life and Annuity Company          [ ]  Phoenix National Insurance Company

Please Note: If application is taken in state where selected insurer has not been admitted to do business, it is void and will be rejected.
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SECTION I - FIRST PROPOSED INSURED
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
Print Name as it is to appear on policy (First, Middle, Last)       Sex                           Birthdate (Month, Day, Year)
                                                                      [ ] Male     [ ] Female
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Birthplace (State or Country)                                       United States Citizen         Social Security Number
                                                                      [ ]  Yes     [ ]  No
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Driver's License No. (Include State)           Marital Status

                                                 [ ]  Single   [ ]  Married   [ ]  Widowed   [ ]  Divorced   [ ]  Separated
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Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                       Home Telephone Number
                                                                                                     (            )
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Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country)

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Current Occupation and Duties                                       Employer                               Length of Employment

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Business Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                   Bus. Phone No. (Include Ext.)
                                                                                                     (            )        x
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Email Address

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SECTION II - SECOND PROPOSED INSURED - (FOR ADDITIONAL PROPOSED INSUREDS, COMPLETE SUPPLEMENT PACKAGE)
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Print Name as it is to appear on policy (First, Middle, Last)       Sex                           Birthdate (Month, Day, Year)
                                                                      [ ]  Yes     [ ]  No
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Birthplace (State or Country)                                       United States Citizen         Social Security Number
                                                                      [ ]  Yes     [ ]  No
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Driver's License No. (Include State)           Marital Status

                                                 [ ]  Single   [ ]  Married   [ ]  Widowed   [ ]  Divorced   [ ]  Separated
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Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                       Home Telephone Number
                                                                                                     (            )
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Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country)

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Current Occupation and Duties                                       Employer                               Length of Employment

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Business Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                   Bus. Phone No. (Include Ext.)
                                                                                                     (            )        x
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Email Address

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SECTION III - OWNERSHIP
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[ ] A1.  Insureds Jointly                                         [ ] D. Partnership (Include name of all partners - if partnership
[ ] B.   Successive Owners                                               is limited, indicate which partners are general partners)
[ ] B1.  Owners Jointly                                           [ ] E. Sole Proprietorship (Include name of sole proprietor)
[ ] C.   Corporation its successors or assigns (INCLUDE STATE     [ ] F. Trust (INCLUDE NAME AND DATE OF TRUST, NAME OF
         OF INCORPORATION)                                               TRUSTEE(S) AND OF GRANTOR)

(Complete section below if B,C,D, E or F are checked)
IF OWNER IS OTHER THAN PROPOSED INSUREDS, PREMIUM NOTICE WILL BE SENT. Give Owner's Name, Mailing Address, Relationship to
Proposed Insured, and Social Security Number or Tax Identification Number:

Name:

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
Address:

          --------------------------------------------------------------------------------------------------------------------------

Social Security or Tax I.D. Number _____________________  Relationship: ______________________  Date of Birth ______________________
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CONTINGENT OWNER
Name: ____________________________________________________  Date of Birth _________________  Relationship __________________________

ULTIMATE OWNER, Check one. If none checked, insureds will be ultimate owner.

[ ]  Insureds Jointly      [ ]  Executor or administrator of the survivor of the primary and contingent owners
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OL2556                                                       1 of 7                                                             4-01
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
SEND PREMIUM NOTICES TO: (IN ADDITION TO OWNER)
[ ]  Proposed Insureds:      [ ]  Home Address      [ ]  Business Address
[ ]  Other (Name and Address) ______________________________________________________________________________________________________
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CONFIRM STATEMENTS AND PROXIES  FOR VARIABLE PLANS OF INSURANCE (IN ADDITION TO OWNER)
[ ]  Proposed Insureds      [ ]  Other _____________________________________________________________________________________________
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SECTION IV - BENEFICIARY
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[ ]  Owner        [ ]  Survivor of Said Insureds
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Primary Beneficiary          Relationship to Proposed Insureds      Date of Birth (If Available)     Soc. Sec. No. (If known)

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Primary Beneficiary          Relationship to Proposed Insureds      Date of Birth (If Available)     Soc. Sec. No. (If known)

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Contingent Beneficiary       Relationship to Proposed Insureds      Date of Birth (If Available)     Soc. Sec. No. (If known)

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Contingent Beneficiary       Relationship to Proposed Insureds      Date of Birth (If Available)     Soc. Sec. No. (If known)

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Trust
[ ]  Trust under insured's will
[ ]  Inter vivos - Provide name of Trustee _____________________________________________________________  Date of Trust ____________
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A beneficiary to qualify for payment must be living: (Check A or B, otherwise A will apply)
[ ]  A. at the Proposed Insured's death.          [ ]  B. on the 30th day after the date of the Proposed Insured's death.
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SECTION V - COVERAGE APPLIED FOR
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PLAN OF INSURANCE                                                  BASIC POLICY AMOUNT
                                                                   $
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Section VI - Mode of Premium Payment
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[ ]  Annual                                       [ ]  Quarterly                                     [ ]  Semi-Annual
[ ]  Monthly (Variable Life Insurance only)       [ ]  PCS (Phoenix Check-O-Matic Service)
                                                       Minimum Monthly Check for Each Service -  $25.00 for TRADITIONAL
                                                                                                 $25.00 for VARIABLE
Multiple Billing Option - Give # or Details ________________________________________________________________________________________
[ ]  List Bill    [ ]  EICS    [ ]  Salary Allotment    [ ]  Pension    [ ]  Money Purchase Pension    [ ]  Other __________________

IF ELECTING PCS, COMPLETE THE FOLLOWING:
Existing Policy Number or PCS File Number _________________________________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS
I (we) hereby authorize the Company (Note: Company is defined as indicated on page 1 of application) to initiate debit entries to my
(our) checking account and the depository named below.

INFORMATION FOR NEW ACCOUNT
Attach a void check to furnish encoding details.
If the depositor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.



Attach Void Check Here











Signature of depositor (if different from owner) ____________________________________________________________________________
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OL2556                                                       2 of 7                                                             4-01
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SECTION VII - RIDERS AND FEATURES FOR TRADITIONAL PLANS OF INSURANCE
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FIRST PROPOSED INSURED
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
[ ]  Survivor Insurance Purchase Option                                Dividend Option
[ ]  Disability Waiver of Premium on Insured                           -------------------------------------------------------------
[ ]  Conditional Exchange                                              [ ]  OPTIONTERM
[ ]  Four Year Survivorship                                                 OPTIONTERM DEATH BENEFIT $  ____________________
[ ]  Term Life Rider $ __________                                      Premium Paying Coverage     [ ]  Yes  [ ]  No or
[ ]  Survivor Premium Protector Rider                                      % of increase _______________________________
       Amount $ ______________    Number of years _____________        [ ]  Accumulate at Interest
[ ]  Other ________________________________________                    [ ]  Paid-up Additional Insurance (PUA)
COST OF LIVING IS AUTOMATIC UNLESS THIS BOX IS CHECKED  [ ]  NO COL    [ ]  One Year Term with Balanced to:
----------------------------------------------------------------       [ ]  Cash        [ ]  PUA      [ ]  ACCUM      [ ]  RP
Additional Insured Term Rider (AITR) $ ____________                    [ ]  Reduce Premium
----------------------------------------------------------------       [ ]  Cash
PAPOR (check one)                                                      [ ]  Other ______________________________________
     [ ]  PAPOR A-Flexible    [ ]  PAPOR B-Flexible with Optionterm               ______________________________________
     Number of years payable _________________                                    ______________________________________
Intended premium payments for the first 7 years:                       -------------------------------------------------------------
Year 1 ____________             Year 5 ____________                      Automatic Premium Loan, if applicable   [ ]  Yes   [ ]  No
Year 2 ____________             Year 6 ____________                    -------------------------------------------------------------
Year 3 ____________             Year 7 ____________                      Policy Loan Interest Rate, if applicable (If none checked,
Year 4 ____________     MAXIMUM AMOUNT $ ____________                    "Variable" will apply.)      [ ]  Variable    [ ]  Fixed
                                                                       -------------------------------------------------------------
                                                                       Total Insurance Face Amount (Total of all shaded areas)
                                                                       $ _________________________________________
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SECOND PROPOSED INSURED
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[ ]  Survivor Insurance Purchase Option                                Additional Insured Term Rider (AITR) $ ____________
[ ]  Disability Waiver of Premium on Insured                           -------------------------------------------------------------
[ ]  Conditional Exchange                                              Dividend Option
[ ]  Four Year Survivorship                                            -------------------------------------------------------------
[ ]  Term Life Rider $ __________                                      [ ]  OPTIONTERM
[ ]  Survivor Premium Protector Rider                                       OPTIONTERM DEATH BENEFIT $ _________________________
        Amount $ _____________    Number of years ______________       Premium Paying Coverage     [ ]  Yes  [ ]   No or
[ ]  Other ________________________________________                        % of increase _______________________________________
COST OF LIVING IS AUTOMATIC UNLESS THIS BOX IS CHECKED  [ ]  NO COL    Total Insurance Face Amount (Total of all shaded areas)

                                                                       $ _______________________________
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SECTION VIII - RIDERS AND FEATURES FOR VARIABLE/UNIVERSAL PLANS OF INSURANCE
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FIRST PROPOSED INSURED
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[ ]  Disability Payment of a specified Annual Premium Amount.          [ ]  Coverage Protection Rider
        Annual Amount  $  ______________________________               [ ]  Conditional Exchange Option Rider
[ ]  Policy Exchange Option Rider                                      [ ]  Other _____________________________________________
[ ]  Term Insurance Rider $ ___________________________                [ ]  Other _____________________________________________
[ ]  Survivor Purchase Option Rider                                    Death Benefit Option (check one): If none checked Option 1
[ ]  Survivor Premium Payment $ _______________  years _______         will apply.
[ ]  4-Year Survivorship Term                                          [ ]  Option 1 - Level Face Amount
[ ]  Disability Benefit Rider $ _______________________                [ ]  Option 2 - Increasing Face Amount
[ ]  Term Life Rider $ __________                                      [ ]  Estate Term Rider $_____________
[ ]  Age 100+ Rider                                                         Annual Increase Options
                                                                            [ ]  Fixed %_______
                                                                            [ ]  Fixed $__________
                                                                            [ ]  Premium Paid
                                                                            [ ]  Other ________________________________________
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SECOND PROPOSED INSURED
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[ ]  Disability Payment of a specified Annual Premium Amount.          [ ]  Disability Benefit Rider $
     Annual Amount  $  ______________________________                  [ ]  Other
[ ]  Term Insurance Rider $ ___________________________                [ ]  Other
[ ]  Survivor Premium Payment $ _______________  years _______
[ ]  Term Life Rider $ __________
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First Year Anticipated, Billed Premium (Excluding 1035 Exchange,       Subsequent Planned Annual Premium
Lump Sum Funds, etc.)
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OL2556                                                       3 of 7                                                             4-01
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
TEMPORARY MONEY MARKET ALLOCATION  If the state of issue does not require premiums automatically allocated to the Money Market sub-account, but you prefer to temporarily allocate your premiums to the Money Market sub-account until the Right to Cancel period,
as stated in the policy, indicate   [ ]  Yes  [ ]  No
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Telephone Transfers and Changes in Payment Allocations
[ ]  Yes  [ ]  No    Telephone transfers and changes in payment allocation are subject to the terms of the prospectus. If you check the "yes" box, telephone orders will be accepted from you and your registered representative and you agree that, because we cannot verify the authenticity of telephone instructions, we will not be liable for any loss caused by our acting on telephone instructions, unless caused by our gross negligence.
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DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION
BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS?   [ ]  YES  [ ]  NO
If you are purchasing Variable Life Policy, do you believe it is suitable to meet your financial objectives?   [ ]   Yes  [ ]  No
IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.
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SECTION IX - EXISTING LIFE INSURANCE
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FIRST PROPOSED INSURED                                                                                      SECOND PROPOSED INSURED
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[ ]  YES  [ ]  NO     With this policy, do you plan to replace (in whole or in part, now or in the future)     [ ]  YES  [ ]  NO
                      any existing insurance or annuity in force?
[ ]  YES  [ ]  NO     Do you plan to borrow or otherwise use values from an existing insurance policy or       [ ]  YES  [ ]  NO
                      annuity to pay any initial or subsequent premium(s) for this policy?
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For all Yes answers above, please provide the following information and describe all coverage in force for proposed insureds.
Include individual and group, if none, write none.
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FIRST PROPOSED INSURED                                          SECOND PROPOSED INSURED
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Total Life Insurance in force (if none, indicate) $ _________   Total Life Insurance in force (if none, indicate) $ _________

Total Accidental Death Benefit in force                         Total Accidental Death Benefit in force
 (if none, indicate) $ ________                                  (if none, indicate) $ ________
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Company                                                         Company
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Year Issued                                                     Year Issued
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Policy Number                                                   Policy Number
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Amount $                                                        Amount $
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[ ]  Personal    [ ]  Business                                  [ ]  Personal    [ ]  Business
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Company                                                         Company
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Year Issued                                                     Year Issued
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Policy Number                                                   Policy Number
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Amount $                                                        Amount $
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[ ]  Personal    [ ]  Business                                  [ ]  Personal    [ ]  Business
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Company                                                         Company
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Year Issued                                                     Year Issued
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Policy Number                                                   Policy Number
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Amount $                                                        Amount $
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[ ]  Personal    [ ]  Business                                  [ ]  Personal    [ ]  Business
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OL2556                                                       4 of 7                                                             4-01
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
SECTION X - INCOME INFORMATION
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FIRST PROPOSED INSURED                                           SECOND PROPOSED INSURED
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Earned Income                                                    Earned Income
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Independent Income                                               Independent Income
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Net Worth                                                        Net Worth
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SECTION XI - ADDITIONAL INFORMATION
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FIRST PROPOSED INSURED                                                                                      SECOND PROPOSED INSURED
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YES   NO                                                                                                                 YES   NO
[ ]  [ ]    1.  Have you used tobacco or nicotine products in any form in the last 15 years? If "Yes", please circle     [ ]  [ ]
                the products(s) used: cigarettes, cigars, pipes, snuff, smokeless or chewing tobacco, nicotine patch or gum.

[ ]  [ ]    2.  Have you ever applied for life, accident, or health insurance and been postponed, or been offered a      [ ]  [ ]
                policy differing in plan, amount or premium rate from that applied for? (If "Yes", give date, company and reason).

[ ]  [ ]    3.  Are you negotiating for other insurance? (If "Yes", name companies and total amount to be placed in      [ ]  [ ]
                force.)

[ ]  [ ]    4.  Do you intend to live or travel outside the United States or Canada? (If "Yes", state where and for      [ ]  [ ]
                how long).

[ ]  [ ]    5.  Have you flown during the past three years as a pilot, student pilot or crew member? (If "Yes",          [ ]  [ ]
                complete Aviation Questionnaire, form FN7).

[ ]  [ ]    6.  Have you participated in the past 3 years or plan to engage in any hazardous activity such as motor      [ ]  [ ]
                vehicle, motorcycle or motorboat racing, parachute jumping, skin or scuba diving or other underwater activity, hang gliding or other hazardous avocation? (If "Yes", complete Avocation Questionnaire, form OL1064).

[ ]  [ ]    7.  Have you in the past three years been the driver of a motor vehicle involved in an accident, or          [ ]  [ ]
                charged with a moving violation of any motor vehicle law, or had your driver's license suspended or revoked?
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Give full details for all "Yes" answers above.
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    Name of Proposed Insured             Question Number                                   Details
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Section XII - Complete for Proposed Insureds if Temporary Insurance is Requested
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If either of the following questions are answered "Yes" or left blank, no agent or broker is authorized to accept money and a
Temporary Insurance Agreement may not be issued, and no coverage will take effect.
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FIRST PROPOSED INSURED                                                                                      SECOND PROPOSED INSURED
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YES   NO                                                                                                                 YES   NO
[ ]  [ ]    a.  Within the past two years been treated for heart disease, stroke, or cancer or had such treatment        [ ]  [ ]
                recommended?

[ ]  [ ]    b.  Within the past 60 days have you been scheduled to have any diagnostic test (excluding HIV tests or      [ ]  [ ]
                surgery not yet performed?
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ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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SECTION XIII - MEDICAL HISTORY OF PROPOSED INSURED
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FIRST PROPOSED INSURED - (DOES NOT NEED TO BE COMPLETED IF EXAM HAS BEEN ORDERED)                           SECOND PROPOSED INSURED
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Height                                   Weight                         Height                                   Weight
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Has your weight decreased by 10 or more pounds in the past       Has your weight decreased by 10 or more pounds in the past 2
2 years? If "yes", how much? _____lbs.  [ ]  Yes   [ ]  No       2 years? If "yes", how much? _____lbs.  [ ]  Yes   [ ]  No
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Name(s) and Address(es) of Personal Physicians(s) or Health      Name(s) and Address(es) of Personal Physicians(s) or Health
Care Facility(s)     [ ]  None                                   Care Facility(s)     [ ]  None

______________________________________________________________   _______________________________________________________________

______________________________________________________________   _______________________________________________________________

______________________________________________________________   _______________________________________________________________
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OL2556                                                       5 of 7                                                           4-01
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SECTION XIII - MEDICAL HISTORY OF PROPOSED INSURED (continued)
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FIRST PROPOSED INSURED - (DOES NOT NEED TO BE COMPLETED IF EXAM HAS BEEN ORDERED)                           SECOND PROPOSED INSURED
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
Date and Reason for last consultation:                            Date and Reason for last consultation:


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FAMILY RECORD        AGE     HEALTH    AGE AT        CAUSE OF      FAMILY RECORD        AGE     HEALTH    AGE AT        CAUSE OF
                                       DEATH          DEATH                                                DEATH          DEATH
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Father                                                            Father
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Mother                                                            Mother
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Brothers/Sisters                                                  Brothers/Sisters
# Living ______                                                   # Living ______

# Deceased ______                                                 # Deceased ______
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First Proposed Insured - (does not need to be completed if exam has been ordered)                           SECOND PROPOSED INSURED
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YES   NO                                                                                                                  YES   NO
[ ]  [ ]    1.   Heart disease, abnormal heart rhythm, heart murmur, chest pain, angina, high blood pressure, or          [ ]  [ ]
                 other disorder of the heart or blood vessels?
[ ]  [ ]    2.   Skin disease, cancer, tumor, anemia or blood or lymph gland disorder?                                    [ ]  [ ]
[ ]  [ ]    3.   Epilepsy, fainting spells, stroke, nervous or mental condition, paralysis or any other abnormality       [ ]  [ ]
                 of the brain or nervous system?
[ ]  [ ]    4.   Colitis or Crohn's disease, ulcer, hepatitis, liver or digestive disorder?                               [ ]  [ ]
            5.   Asthma, shortness of breath, emphysema, or other lung disorder?                                          [ ]  [ ]
            6.   Diabetes or elevated blood sugar, bladder, kidney or other urinary disorder?                             [ ]  [ ]
            7.   Arthritis, or any other disorder of the back, spine, neck or joints?                                     [ ]  [ ]
            8.   Or been diagnosed by a medical professional for Acquired Immune Deficiency Syndrome (AIDS)?              [ ]  [ ]
            9.   During the past 10 years, have you used narcotics, amphetamines, cocaine or any prescription drug        [ ]  [ ]
                 except in accordance with a physician's instructions?
            10.  During the past 10 years, have you been advised or has treatment been recommended to limit or stop       [ ]  [ ]
                 your intake of alcohol?

            In the past 5 years, have you:

            11.  Had an electrocardiogram, x-ray, or blood, (excluding Human Immunodeficiency Virus (HIV) tests) urine    [ ]  [ ]
                 or other medical tests (excluding Human Immunodeficiency Virus (HIV) tests)?
            12.  Been scheduled to have any diagnostic test, (excluding Human Immunodeficiency Virus (HIV) tests)         [ ]  [ ]
                 hospitalization or surgery not yet performed?
            13.  Other than noted above, have you seen a doctor, counselor, therapist for any illness, injury or          [ ]  [ ]
                 surgery?
            14.  Are you currently taking any medication, treatment, therapy or under medical observation?                [ ]  [ ]

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Give details to any "Yes" answers to questions.
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   NAME OF        QUESTION        DIAGNOSIS     DATE OF EACH   / DURATION /   CURRENT                 NAME AND ADDRESSES
  PROPOSED         NUMBER                       OCCURRENCE                     STATUS                        OF
  INSURED                                                                                      DOCTORS AND MEDICAL FACILITIES
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The right is reserved to the Company to call for a medical examination by an appointed medical examiner should further evidence of insurability be deemed necessary. The producer taking this application confirm that he/she has truly and accurately recorded the information supplied by the proposed insured(s) on the application
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FOR HOME OFFICE OR ADMINISTRATIVE OFFICE USE ONLY



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OL2556                                                       6 of 7                                                             4-01
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Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction. I understand that i) this application should be carefully reviewed by the undersigned to verify that any and all information given to the producer taking this application has been fully and correctly entered herein; ii) the producer has no authority to make, modify, alter or discharge any contract hereby applied for and; iii) the insurance policy applied for shall not take effect until the later of receipt of an application and payment of the issue premium due.

Under penalty of perjury, I confirm that the number given is my correct social security or taxpayer identification number and that
I am not subject to backup withholding (strike this out and initial if not true).

$__________ has been paid by ______________________________ to the producer named below for proposed insurance applied for in this application. This sum is to be applied in accordance with and subject to the terms of the Temporary Insurance Receipt bearing the same number as this application.
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                                               AUTHORIZATION TO OBTAIN INFORMATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically-related facility, insurance company, the Medical Information Bureau (MIB) or other organization, institution or person, having any records or knowledge of me or my health, to give to Phoenix Life Insurance Company and its subsidiaries or reinsurers, any such information.
If insurance on any minor child is applied for, this authorization extends to records and knowledge of that child and that child's health. To facilitate rapid submission of such information, I authorize all said sources, except MIB, to give such records or knowledge of any agency employed by the company to collect and transmit such information.

The information requested by Phoenix Life Insurance Company and its subsidiaries or reinsurers, may include information regarding diagnosis and treatment of physical or mental conditions, including consultations occurring after the date this authorization is signed. Medical information will be used only for the purpose of risk evaluation, determining eligibility for benefits under any policies issued, and for insurance statistical studies. If a medical record contains information relating to alcohol or drug abuse or mental health care, adequate information is to be released to serve these purposes.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative
Consumer Reports and the Medical Information Bureau and the Underwriting Process.

I also authorize the preparation of an investigative consumer report.  [ ]  I do [ ]  I do not (check one only) require that I be interviewed in connection with any investigative consumer report that may be prepared.

This authorization shall continue to be valid for thirty months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. I understand I may or an individual authorized to act on my behalf may receive a copy of this authorization on request.

I have reviewed this application, and I hereby verify that all information given here and in Part II of this application is true and complete to the best of my knowledge and belief, and has been fully correctly recorded.

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
First Proposed Insured                               State Signed In                  Witness                     Date

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Second Proposed Insured                              State Signed In                  Witness                     Date

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Owner (if other than proposed insured)               State Signed In                  Witness                     Date

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Owner (if other than proposed insured)               State Signed In                  Witness                     Date

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Owner (if other than proposed insured)               State Signed In                  Witness                     Date


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The Producer hereby confirms that the Proposed Insured(s) and Owner(s) if different from Proposed Insured(s), signed this application in his/her presence; that the Producer has truly and accurately recorded on the application the information supplied by the proposed insured(s); and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING INSURANCE OR ANNUITY IN FORCE WITH THE POLICY APPLIED FOR?
[ ]  YES   [ ]  NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE) TO PAY FOR THE
INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR?   [ ]  YES   [ ]  NO

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Lic. Agt./Reg. Rep.'s Signature                  Date               Lic. Agt./Reg. Rep.'s I.D. No.
X
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Broker/Dealer Name and Address                                                                Broker/Dealer No.

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OL2556                                                       7 of 7                                                           4-01
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